COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 4th Quarter 2025

CAUTIONARY STATEMENT 2 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about the plans, expectations, goals, projections, and intentions of Commerce Bancshares, Inc. (“Commerce”). Forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond Commerce’s control). Factors that could cause Commerce’s actual results to differ materially from such forward-looking statements made herein or by management of Commerce are set forth in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC. Information on these websites is not part of this document. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider Commerce’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

COMMERCE BANCSHARES

160 YEARS IN BUSINESS



CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

WEALTH MANAGEMENT OFFICES[1]

Dallas • Houston • Naples
Fort Myers • West Palm Beach
Charleston • Phoenix

U.S. PRESENCE

Extended Market Area
Commercial Payments Services Offered in 48 states across the U.S.

Includes acquired locations effective January 1, 2026
[1]Offices outside the core banking footprint that accept retail deposits – excluding Dallas
Sources: [2]S&P Global Market Intelligence – U.S. publicly traded banks, rankings as of 9/30/2025 [3]S&P Global Market Intelligence – Regulated U.S. depositories managed by bank holding companies, rankings as of 09/30/2025; [4]Includes loans held for sale; [5]Moody's Sector Profile: Banks, November 18, 2025, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength. Company reports and filings, information as of 12/31/2025 unless otherwise noted.

TOTAL ASSETS
$32.9 BILLION

43RD
LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$7.2 BILLION

27TH
LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$81.6 BILLION

16TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[3]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF SEPTEMBER 30, 2025
17.46%

2ND
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$25.6 BILLION**

TOTAL LOANS[4] **$17.8 BILLION**

$9.9 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2025

15.76% **RETURN ON AVERAGE COMMON EQUITY YTD**

3RD YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT**[5]

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

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TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $24.3 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 7% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 4%4 Capital Management Strong capital ratios, 57th consecutive year of common dividend increases3 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 12/31/2025; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 12/31/2025; 3Based on 1Q2025 paid dividend; 4As of 12/31/2025 4

4Q2025 HIGHLIGHTS • Earnings of $1.01 per share, compared to $.96 in the same quarter last year • PPNR1 of $196MM, an increase of $10MM over the same quarter last year • ROAA of 1.73% and ROAE of 14.70% • Efficiency ratio of 56.2% • Net Income of $141MM in Q4, an increase of $5MM over the same quarter last year • Net interest income $283MM, up 6% over the same quarter last year • Net interest margin decreased 4 bps from Q3 to 3.60% • Non-interest income increased 7% over the prior year and was 37% of total revenue • Non-interest expense increased 7% over the same period in the prior year – Acquisition related expenses were $3MM in Q4 • Period-end loans increased 3.2% over the same quarter last year • Quarterly average deposit balances increased $655MM, or 3%, compared to the same quarter last year • Total cost of deposits decreased 6 bps from Q3 to 1.14% • Non interest-bearing deposits were 30% of average deposits as of Q4 • QTD average loan to deposit ratio of 69% • Purchased 2.2MM shares of common stock ($115MM) in Q4 vs. $25MM in Q3 • Book value per share increased 17% compared to the same quarter last year to $27.75 • $2.8B in average cash balances at Federal Reserve Bank (FRB) in Q4 • Net loan charge-offs of .22% annualized; non-accrual loans of .09% 51See the non-GAAP reconciliation on page 24 Performance Income Statement Loans & Deposits Capital / Other

FINEMARK ACQUISITION UPDATE Highlights • Merger completed on January 1, 2026 • Approximate value at close of $529MM1 • Consideration Mix: 100% stock • Fixed Exchange Ratio: .7245x with 9.9MM shares issued • Systems conversion targeted for late 2026 Acquisition-Related Balance Sheet Actions • Liquidated HTM and AFS debt security portfolio • Moved $1B of high-cost trust deposits off balance sheet, facilitated by bond sale proceeds and cash • Paid off $350MM of FHLB Advances • Subordinated debt redeemed 3 States 13 Offices ~300 Associates 6 TOTAL TRUST AUA3 $2.1 BILLION TOTAL DEPOSITS2TOTAL LOANS $2.7 BILLION $8.7 BILLION Source: Company documents, financial data as of 12/31/2025 1 As reported in the 8-K filing on 1/2/2026 2 Reported total deposits as of 12/31/25 reflect a $1 billion reduction for off-balance-sheet transfers in January 2026 as mentioned above 3 Assets under Administration

BALANCE SHEET HIGHLIGHTS 4Q25 vs. 4Q24 4Q25 vs. 3Q25 Quarterly Average Balances % Change$ Change% Change$ Change4Q25$ in millions 4%$446.11%$114.2$11,456.8Commercial 2%145.01%52.36,204.0Consumer 3%$591.11%$166.5$17,660.8Total Loans 0%$39.94%$325.6$9,523.1Investment Securities1 7%$176.615%$364.5$2,786.9 Interest Earning Deposits with Banks 3%$655.23%$816.0$25,594.1Deposits 17%$4.092%$.60$27.75Book Value per Share2 Average Loans: Increased 3% compared to the prior year. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Increased 3% compared to the prior year. Book Value per Share: Increased 17% compared to the prior year. 1At fair value 2For the quarters ended December 31, 2025, September 30, 2025, and December 31, 2024 7

$17.5 $17.4 $18.0 $7.4 $7.4 $7.6 4Q24 3Q25 4Q25 $24.9 $24.8 $25.6 +3% $11.0 $11.3 $11.5 $6.1 $6.2 $6.2 4Q24 3Q25 4Q25 $17.1 $17.5 $17.7 +3% BALANCE SHEET 8 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.11% 6.02% 5.84% 1.87% 1.71% 1.62% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	12/31/2025	9/30/2025	12/31/2024	QoQ	YoY
Business	$6,439,380	$6,414,792	$6,053,820	.4%	6.4%
Construction	1,438,012	1,433,652	1,409,901	.3%	2.0%
Business Real Estate	3,674,567	3,745,000	3,661,218	-1.9%	.4%
Personal Real Estate	3,053,435	3,070,980	3,058,195	-.6%	-.2%
Consumer	2,196,822	2,171,599	2,073,123	1.2%	6.0%
Revolving Home Equity	375,159	364,241	356,650	3.0%	5.2%
Consumer Credit Card	589,694	575,317	595,930	2.5%	-1.0%
Overdrafts	4,194	11,186	11,266	-62.5%	-62.8%
Total Loans	**$17,771,263**	**$17,786,767**	**$17,220,103**	**-.1%**	**3.2%**

QTD Average Balances

$ in 000s	12/31/2025	9/30/2025	12/31/2024	QoQ	YoY
Business	$6,317,805	$6,230,019	$5,963,217	1.4%	5.9%
Construction	1,408,339	1,396,977	1,411,437	.8%	-.2%
Business Real Estate	3,730,679	3,715,597	3,636,026	.4%	2.6%
Personal Real Estate	3,058,834	3,059,913	3,047,494	-.0%	.4%
Consumer	2,200,500	2,160,637	2,087,237	1.8%	5.4%
Revolving Home Equity	372,194	360,820	350,541	3.2%	6.2%
Consumer Credit Card	565,896	563,351	568,138	.5%	-.4%
Overdrafts	6,592	7,037	5,628	-6.3%	17.1%
Total Loans	**$17,660,839**	**$17,494,351**	**$17,069,718**	**1.0%**	**3.5%**

Commerce Bancshares, Inc.
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COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.0%
Industrial	3.5%
Office	3.0%
Hotels	1.8%
Multi-family	1.8%
Retail	1.6%
Farm	1.1%
Senior living	.2%
Other	.7%
Total	**20.7%**

Real Estate - Business Loans
$3.7 billion



Owner-occupied
34.0%
Industrial
17.1%
14.4% Office
8.9%
Hotels
8.6%
Multi-family
8.0%
Retail
5.4%
Farm
2.4%
Other
1.2%
Senior living

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
CO
IL
OK
OH
TX
KS
MO
46.8%
19.0%
10.9%
7.8%
5.6%
4.2%
0.6%
5.1%

Real Estate - Business Loans: Office Attributes
as of December 31, 2025

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 16.0%
- Weighted Average LTV of Office Loans: 64.1%[3]
- Percent of loans at floating interest rate: 73.7%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

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$162 $197 $279 $244 3Q25 $441 11 INCOME STATEMENT HIGHLIGHTS $155 $186 $267 $236 4Q24 $422 $166 $196 $283 $253 4Q25 $449 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q25 Comparison 5.4%vs. 4Q24 -.3%vs. 3Q25 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 3.7% over Q3 and increased 7.3% over the prior year. Acquisition related expense was $3MM in Q4 and $1MM in Q3. Revenue increased 1.9% over Q3 and increased 6.5% over the prior year. 1See the non-GAAP reconciliation on page 24

4Q25 vs. 4Q24 4Q25 vs. 3Q25 % Change$ Change% Change$ Change4Q25$ in millions 6%$16.51%$3.7$283.2Net Interest Income 7%$10.83%$4.7$166.2Non-Interest Income 7%$17.34%$9.0$253.0Non-Interest Expense 5%$10.0-0%-$.6$196.4Pre-Tax, Pre-Provision Net Revenue1 200%$2.0-63%-$5.0$2.9Investment Securities Gains, Net 18%$2.5-20%-$4.1$16.0Provision for Credit Losses 3%$4.6-1%-$.9$140.7Net-Income Attributable to Commerce Bancshares, Inc. 4Q25 vs. 4Q244Q24 4Q25 vs. 3Q253Q254Q25For the three months ended 5%$.960%$1.01$1.01Net Income per Common Share – Diluted 11 bps3.49%-4 bps3.64%3.60%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 24 12

Trust Fees: Increase over the prior year mainly due to higher private client fees. Bank Card Transaction Fees: Decrease compared to the prior year mainly due to lower net corporate and credit card fees. Deposit Account Charges and Other Fees: Increase over the prior year mostly due to higher corporate cash management fees. Other: Increase over the prior year primarily due to higher tax credit sales fees and cash sweep fees. NON-INTEREST INCOME HIGHLIGHTS 13 4Q25 vs. 4Q24 4Q25 vs. 3Q25 % Change$ Change% Change$ Change4Q25$ in millions 10%$5.86%$3.7$62.1Trust Fees -2%-1.03%1.246.8Bank Card Transaction Fees 10%2.52%.527.9Deposit Account Charges and Other Fees 12%.5-23%-1.55.2Consumer Brokerage Services -18%-.9-18%-.94.2Capital Market Fees 25%.74%.13.6Loan Fees and Sales 24%3.210%1.516.4Other 7%$10.83%$4.7$166.2Total Non-Interest Income

NON-INTEREST EXPENSE HIGHLIGHTS 14 4Q25 vs. 4Q24 4Q25 vs. 3Q25 % Change$ Change% Change$ Change4Q25$ in millions 6%$9.13%$5.4$162.9Salaries and Employee Benefits 8%2.85%1.735.3Data Processing and Software -4%-.5-2%-.313.2Net Occupancy 62%5.629%3.314.6Professional and Other Services 9%.5-7%-.56.2Marketing 9%.55%.35.7Equipment -2%-.10%.04.8Supplies and Communication -103%-3.3-103%-3.2-.1Deposit Insurance 36%2.827%2.210.4Other 7%$17.34%$9.0$253.0Total Non-Interest Expense Salaries and Benefits: Increase over the previous year mainly due to higher full-time salaries, incentive compensation and healthcare expense. Professional and other services: Includes $2.6 million in acquisition related expense. Deposit Insurance: Decrease in current quarter is due to a $3.9 million accrual adjustment to the FDIC’s special assessment.

15 LIQUIDITY AND CAPITAL

2021 2022 2023 2024 $3.0 $2.8 $2.4 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2021 2022 2023 2024 $12.0 $11.9 $10.4 $9.9 2021 2022 2023 2024 $12.8 $13.4 $12.2 $12.3 Commercial Consumer Wealth Average Balance 3Q25 4Q25 $12.3 $12.6 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2021 through 2024 are year to date average balances. 3Q25 4Q25 $10.7 $10.3 Period End 3Q25 4Q25 $2.5 $2.6 Period End 3Q25 4Q25 $10.2 $10.8 3Q25 4Q25 $12.2 $12.3 3Q25 4Q25 $2.5 $2.5

3.49% 3.64% 3.60% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract began 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract began 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Cash flows of approximately $1.2B from maturities and paydowns of investments are expected over the next twelve months. • Net yield on interest earning assets decreased 4 bps from Q3 to 3.60%. • Total cost of deposits decreased 6 bps from Q3 to 1.14%. • As of December 31, 2025, over 62% of loans were variable rate. 17 Q4 2024 3Q 2025 4Q 2025 Quarterly Net Yield on Interest Earning Assets

Over 62% of total loans are variable; 69% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 33% 67% Business Total Loans: $6.4B Fixed Variable C om m er ci al 52%48% Personal RE Total Loans: $3.1B C on su m er 100% 38% 62% Business RE Total Loans: $3.7B 96% 4% Consumer Card Total Loans: $0.6B 63% 37% Consumer Total Loans: $2.2B 18 95% 5% Construction Total Loans: $1.4B As of 12/31/2025 HELOC Total Loans: $0.4B

33% 7%44% 14% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Dec. 31, 2025 3.73.65%Treasury & agency1 4.42.06%2Municipal 5.82.05%MBS 1.43.78%Asset-backed 3.12.97%Other debt 4.32.96%Total 19 Total available for sale securities Average balance: $9.2 billion, at fair value As of December 31, 2025 • Purchases of AFS debt securities in Q4 totaled $445MM with a weighted average yield of approximately 3.59%. • AFS debt securities portfolio duration of 4.3 years. • AOCI loss decreased from $(534MM) at Q3 to $(508MM) at Q4.

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2025 2Period-end balances, as of December 31, 2025 3Includes loans held for sale, for the quarter ended December 31, 2025 17.5% 17.5% 16.1% 14.6% 14.4% 14.1% 13.9% 13.6% 13.4% 13.4% 13.2% 12.4% 12.3% 11.9% 11.5% 11.5% 11.3% 11.3% 11.1% 10.9% CBSH PB HOMB CFR WSFS HWC UCB BOKF FIBK UBSI ABCB CADE SFNC FULT OZK UMBF PNFP ONB FNB ASB Peer Median: 13.2% Core Deposits $23.3 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 69% Average Loan to Deposit Ratio182% Commerce Peer Average

$18.3 $16.3 $15.8 $140.6 $154.4 4Q24 3Q25 4Q25 $10.7 $10.3 $9.9 $16.0 $13.5 4Q24 3Q25 4Q25 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $162.7 $175.7 $179.5 $321.4 $349.3 4Q24 3Q25 4Q25 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 8.9x 10.8x 11.4x 3.3x 2.8x 4Q24 3Q25 4Q25 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .11% NALs / Total Loans – Peer Average .09% .09% .58% ACL / Total Loans – Peer Average .95% .99% 1.01% 1.34% 1.36% .25% .23% .22%.22% .19% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HOMB, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UCB, UMBF, WSFS 1As a percentage of average loans (excluding loans held for sale) 21 .58%

ALLOCATION OF ALLOWANCE 22 CECL allowances reflect the economic and market outlook December 31, 2025September 30, 2025 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .83%$ 53.2.79%$ 50.7Business .94%34.6 .90%33.6 Bus R/E 2.02%29.11.99%28.6Construction 1.01%$ 116.9.97%$ 112.9Commercial total .71%15.6 .76%16.5 Consumer 5.80%34.25.63%32.4Consumer CC .36%10.9.39%11.8Personal R/E .46%1.7.52%1.9Revolving H/E 3.53%.1 1.03%.1 Overdrafts 1.01%$ 62.61.01%$ 62.7Consumer total 1.01%$ 179.5.99%$ 175.7Allowance for credit losses on loans 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.96% 0.94% 1.01% 0.70% 0.80% 0.90% 1.00% 1.10% $125 $150 $175 $200 $100 $159.3 1Q $158.7 2Q $162.2 3Q $162.4 4Q $160.5 1Q 2Q $160.8 3Q $162.7 4Q $167.0 1Q $165.3 2Q $175.7 0.99% 3Q $179.5 4Q $158.6 Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2023 2024 2025

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 31 Portfolio Companies Representing $989.5 million in Revenue Over 3,000 Employees Fair Value as of December 31, 2025: $184.3 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 23

NON-GAAP RECONCILIATIONS 24 For The Three Months Ended Dec. 31, 2024Sep. 30, 2025Dec. 31, 2025(DOLLARS IN THOUSANDS) 266,647$279,457$283,152$Net Interest IncomeA 155,436$161,511$166,208$Non-Interest IncomeB 235,718$244,018$252,995$Non-Interest ExpenseC 186,365$196,950$196,365$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/ 25